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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (earliest event reported): February 29, 2000





                        TELESERVICES INTERNET GROUP INC.
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             (Exact name of registrant as specified in its charter)




           Florida                     33-11059-A               59-2773602
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(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)



 100 Second Avenue South, Suite 1000, St. Petersburg, Florida          33701
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          (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code:     (727) 895-4410
                                                        --------------

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         (Former name or former address, if changed since last report.)





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Item 5.  Other Events.


         A. On February 29, 2000, the company issued as press release announcing that it has entered into a letter agreement engaging a prominent New York based investment banking firm as its exclusive agent for a private placement financing of up to $40 million. A copy of the press release is being filed as an exhibit to this current report.

         B. The company has mailed to all shareholders of record at the close of business on March 1, 2000, a Notice of a Special Shareholders' Meeting to be held March 27, 2000. The purpose of the meeting is to vote to approve a combination of the outstanding shares on a 10-for-1 basis. A copy of the notice is being filed as an exhibit to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired. Not applicable.

         (b)      Pro Forma Financial Information. Not applicable.

         (c) Exhibits. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B.



         Exhibit No.         Description
         -----------         -----------

              99.2           Press Release dated February 29, 2000.
                             (Filed herewith).

              99.3 Notice of a Special Shareholders' Meeting to be held March 27, 2000. (Filed herewith).

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TELESERVICES INTERNET GROUP INC.



                                         By:  /s/ Robert P. Gordon
                                              ---------------------------------
                                               Robert P. Gordon, Chairman

Date:  March 16, 2000


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                                 EXHIBIT INDEX

         Exhibit No.         Description
         -----------         -----------

              99.2           Press Release dated February 29, 2000.
                             (Filed herewith).

              99.3 Notice of a Special Shareholders' Meeting to be held March 27, 2000. (Filed herewith).